United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 17, 2004

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	19500 Rancho Way, Suite 116
British Virgin Islands	Rancho Dominguez, CA 90220 USA

(Addresses of Principal Executive Offices)

310.604.3311
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 10.1
EXHIBIT 99.1

UTi Worldwide Inc.
Current Report on Form 8-K
November 17, 2004

Item 1.01 Entry Into a Material Definitive Agreement.

Unless the context otherwise indicates, references in this Current Report on Form 8-K to “we,” “us,” “our” or “UTiW” refer to the Registrant, UTi Worldwide Inc.

On November 23, 2004, we filed a Current Report on Form 8-K (the “Prior Report”) disclosing that on November 23, 2004, we entered into a registration rights agreement (the “Registration Rights Agreement”) with United Service Technologies Limited (“Uniserv”), our largest shareholder.

On December 17, 2004, we entered into an Amendment No. 1 to the Registration Rights Agreement (the “Amendment”) with Uniserv. Pursuant to the Amendment, the parties amended the term “Effectiveness End Date” as defined therein and agreed to certain other provisions. A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 17, 2004, we announced the pricing at $65.00 per ordinary share of the previously announced underwritten offering of our ordinary shares in connection with monetization transactions being conducted by Uniserv. The news release announcing the pricing is attached as Exhibit 99.1 to this Current Report on Form 8-K and such release is deemed to be furnished and not “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended.

Item 8.01. Other Events.

On December 17, 2004, we entered into an Underwriting Agreement with Uniserv, Credit Suisse First Boston LLC, Bear, Stearns & Co. Inc. and certain other parties named therein (the “Underwriting Agreement”). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated as of December 17, 2004, among UTi Worldwide Inc., United Service Technologies Limited, Credit Suisse First Boston LLC, Bear Stearns & Co., Inc. and other parties named therein

10.1	Amendment No. 1 to Registration Rights Agreement, dated as of December 17, 2004, between UTi Worldwide Inc. and United Service Technologies Limited

99.1	News Release dated December 17, 2004

Forward Looking Statements

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements identified by words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “may”, “could”, “project”, “potential”, “plan”, “forecast”, “future” or similar expressions. In addition, the proposed transactions contemplated in the attached agreements are subject to closing conditions and might not close for a variety of reasons, including reasons beyond our control. We intend that all such statements be subject to the “safe-harbor” provisions contained in those sections. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the outcomes or results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in all such forward-looking statements, the inclusion of such information should not be regarded as a representation by us or any other person that the proposed transactions, our objectives or plans, or the objectives or plans of any other person, will be achieved. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: December 17, 2004	By:	/s/ Lawrence R. Samuels
Lawrence R. Samuels
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated as of December 17, 2004, among UTi Worldwide Inc., United Service Technologies Limited, Credit Suisse First Boston LLC, Bear Stearns & Co., Inc. and other parties named therein

10.1	Amendment No. 1 to Registration Rights Agreement, dated as of December 17, 2004, between UTi Worldwide Inc. and United Service Technologies Limited

99.1	News Release dated December 17, 2004